SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004


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                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event
                                   reported):

                                  June 18, 2002

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                                    KSW, INC.
                                    ---------

             (Exact name of registrant as specified in its charter)





          Delaware                      0-27290                 11-3191686
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)

               37-16 23rd Street, Long Island City, New York 11101
                    (Address of principal executive offices)



                                 (718) 361-6500
               Registrant's telephone number, including area code

Item 5.           Other Events.
                  ------------

                  On June 18, 2002, KSW, Inc.'s settlement with the Creditors Committee of Helionetics, Inc., the Company's former parent, of an action which alleged that the 1995 distribution by Helionetics of Company stock to its shareholders was a fraudulent conveyance, was approved by the United States Bankruptcy Court administrating the Helionetics' bankruptcy. The settlement, reached on March 20, 2002 and March 21, 2002, was memorialized in a Settlement and Release, dated June 11, 2002. A copy of the Settlement and Release is attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

                  Under the terms of the Settlement and Release, the Company will pay the Creditors Committee an amount reasonably equivalent to what it would have incurred defending the action. In return, the Company will be entitled to share in the proceeds of any recovery by the Creditors Committee from the remaining defendant, the Company's former counsel, Strook & Strook & Lavan, LLP, either through the bankruptcy action or by virtue of the Company's pending malpractice action against Strook & Strook.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  ---------

(c)      Exhibits
         --------

Exhibit No.:               Description:
-----------                -----------

10.1 Settlement and Release, dated June 11, 2002 by and between KSW, Inc., Floyd Warkol, Burton Reyer, Robert Brussel and the Helionetics Official Committee of Unsecured Creditors.










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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              KSW, INC.
                                                              ---------
                                                              (Registrant)



Date:  July 12, 2002                        By /s/ Robert Brussel
                                            -----------------------------------
                                            (Robert Brussel,
                                            Chief Financial Officer)













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

                                INDEX TO EXHIBITS
                           CURRENT REPORT ON FORM 8-K




Exhibit Number                     Description
--------------                     -----------

10.1 Settlement and Release, dated June 11, 2002 by and between KSW, Inc., Floyd Warkol, Burton Reyer, Robert Brussel and the Helionetics Official Committee of Unsecured Creditors.

















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